UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: December 15, 2004)

AMERUS GROUP CO.

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 362-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2004, AmerUs Group Co. (the “Company”) entered into an indenture (the “Indenture”) with BNY Midwest Trust Company, as trustee, in connection with the Company’s offer to exchange (the “Exchange Offer”) its Optionally Convertible Equity-Linked Accreting Notes due March 6, 2032 (the “Existing OCEANs”) for Optionally Convertible Equity-Linked Accreting Notes due March 6, 2032 (the “New OCEANs”) and an exchange fee. In the Exchange Offer, 100% of the Existing Oceans were exchanged for $185,000,000 aggregate original principal amount of New OCEANs. On December 15, 2004, the New OCEANs were issued under the Indenture. The information under the headings “Summary – The New OCEANs” and “Description of the New OCEANs” in the Company’s Offering Circular dated November 16, 2004, filed hereto as Exhibit 20.1, is incorporated herein by reference and more fully describes the material terms of the New OCEANS.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The response to Item 1.01 above is incorporated herein.

Item 3.02. Unregistered Sales of Equity Securities.

On December 15, 2004, the Company concluded the Exchange Offer. During the offering period, Existing OCEANs with an original principal amount of $185,000,000 were exchanged for New OCEANs and an exchange fee. The Company has accepted all tendered Existing OCEANs and, in exchange, issued a like principal amount of New OCEANs.

The New OCEANs were issued solely to existing security holders of the Company pursuant to an exemption from registration under
Section 3(a)(9) of the Securities Act of 1933, as amended. The Company did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts, for soliciting such exchange.

The New OCEANs are convertible upon the occurrence of certain events. Upon conversion, each New OCEANs is convertible into cash and shares of Company common stock, if any, and the value received is dependent upon certain factors. The information under the heading “Description of the New OCEANS – Conversion Rights” and “Description of the New OCEANS – Payment Upon Conversion” in the Company’s Offering Memorandum dated November 16, 2004, filed hereto as Exhibit 20.1, is incorporated herein by reference and more fully describes the terms of conversion and consideration received upon conversion of the New OCEANS.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

4.1	Indenture dated as of December 15, 2004 between AmerUs Group Co. and BNY Midwest Trust Company, as Trustee

4.2	Form of Optionally Convertible Equity-Linked Accreting Note (OCEANsSM) due March 6, 2032 (attached as Exhibit A to Exhibit 4.1 hereto).

20.1	Offering Circular dated November 16, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Thomas C. Godlasky
President and
Chief Operating Officer

Dated: December 20, 2004